SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) March 19, 1999

                                  EPIGEN, INC.
               (Exact name of Registrant as Specified in Charter)


   Delaware                        1-11055                      04-3120712
-----------------------------------------------------------------------------
(State or other                  Commission File No.          (IRS Employer
 jurisdiction                                                  Identification
 of incorporation)                                             Number)


         Tower Lodge, North Tower Hill Road, Box L, Millbrook, NY 12545
         --------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (914) 677-5317






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


Item 4.  Changes in Registrant's Certifying Accountant

         On March 19, 1999, Registrant's independent accountant, Paul C. Roberts, resigned in order to allow him to pursue other, non-accounting related business.

         For each of the past two fiscal years, Mr. Roberts has expressed an opinion which was qualified as to the uncertainty of Registrant's ability to continue as a going concern.

         The decision to change accountants was approved by Registrant's board of directors. Registrant does not have an auditor similar committee.

         During Registrant's preceding two fiscal years and through the date of this Report, there have been no disagreements between Registrant and Mr. Roberts regarding any matter of accounting principles, practices, financial statement disclosure or auditing scope or procedure.



         On March 19, 1999, Registrant engaged a new certifying accountant, Kirshon, Shron & Chernick ("KSC"). During Registrant's two most recent fiscal years and through the date of this Report, Registrant has neither consulted KSC regarding the application of accounting principles to a specified transaction or the type of opinion that might be rendered on Registrant's financial statements or any matter that was the subject of a disagreement or a reportable event

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         Exhibit 1. - Letter from Paul C. Roberts dated March 22, 1999 pursuant to Item 304(a)(3) of Regulation S-K.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EPIGEN, INC.


                                        By: /s/ Donald C. Fresne
                                            ---------------------------
                                            Donald C. Fresne, President
                                            and Chief Executive Officer

Date: March 25, 1999





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


                                 PAUL C. ROBERTS
                           Certified Public Accountant
                               87 Old Purchase Way
                               Edgartown, MA 02539
                                 (508) 627-1042


                                 March 19, 1999




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re: Epigen, Inc. ("Registrant")

Dear Sirs:

     This letter is sent to you pursuant to Item 304(a)(3) of Regulation S-K.

     The undersigned has received a copy of Registrant's disclosure of a change in its certifying accountant on Form 8-K dated March 19, 1999 and agrees with the contents thereof.

                                        Sincerely,


                                        /s/Paul C. Roberts



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